Exhibit 24.1
Power of Attorney

We, the undersigned Directors of Aetna Inc. (the "Company"), hereby severally constitute and appoint Joseph M. Zubretsky, Rajan Parmeswar and Judith H. Jones each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company’s Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 in connection with the Aetna Inc. 2010 Stock Incentive Plan and the Aetna Inc. 2010 Non-Employee Director Compensation Plan, hereby ratifying and confirming our signatures as they may be signed by any of our said attorneys to such Form S-8 and to any and all amendments thereto.

This Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned.  This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this Power of Attorney by referring to the date of the undersigned’s execution of this Power of Attorney.  For the avoidance of doubt, whenever two or more powers of attorney granting the powers specified herein are valid, the agents appointed on each shall act separately unless otherwise specified.

NOTE:  Individuals executing this document in the State of New York should note the New York statutory disclosures included below and have a notary public complete the acknowledgements following.

Dated:  July 29, 2010

/s/ Frank M. Clark	/s/ Gerald Greenwald
Frank M. Clark	Gerald Greenwald
New York, NY	New York, NY

/s/ Betsy Z. Cohen	/s/ Ellen M. Hancock
Betsy Z. Cohen	Ellen M. Hancock
New York, NY	New York, NY

/s/ Molly J. Coye, M.D.	/s/ Richard J. Harrington
Molly J. Coye, M.D.	Richard J. Harrington
New York, NY	New York, NY

/s/ Roger N. Farah	/s/ Edward J. Ludwig
Roger N. Farah	Edward J. Ludwig
New York, NY	New York, NY

/s/ Barbara Hackman Franklin	/s/ Joseph P. Newhouse
Barbara Hackman Franklin	Joseph P. Newhouse
New York, NY	New York, NY

/s / Jeffrey E. Garten	/s/ Ronald A. Williams
Jeffrey E. Garten	Ronald A. Williams, Chairman and CEO
New York, NY	New York, NY

STATUTORY DISCLOSURES AND ACKNOWLEDGEMENTS FOR INDIVIDUALS EXECUTING POWERS OF ATTORNEY IN THE STATE OF NEW YORK

The statutory disclosures entitled “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” are included below solely for the purpose of ensuring compliance with Section 5-1501B of the New York General Obligations Law governing the execution of a power of attorney by an individual, if applicable, and, except for ensuring the validity of this power of attorney, shall not form part of, or in any way affect the interpretation of, this Power of Attorney or the Form S-8.  For the sake of clarity, notwithstanding anything to the contrary herein, this Power of Attorney DOES NOT grant the attorneys-in-fact authority to spend the principal’s money or sell or dispose of the principal’s property during the principal’s lifetime.

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney.  If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Frank M. Clark, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Betsy Z. Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Molly J. Coye, M.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Roger N. Farah, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Barbara Hackman Franklin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Jeffrey E. Garten, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Gerald Greenwald, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Ellen M. Hancock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Richard J. Harrington, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Edward J. Ludwig, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Joseph P. Newhouse, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF PRINCIPAL:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared, Ronald A. Williams, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Melany A. Lynch
(Signature of Notary Public)

Acceptance of Authority Granted by Individuals Executing Powers of Attorney in New York

The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Joseph M. Zubretsky	Date:	July 29, 2010
Joseph M. Zubretsky
Executive Vice President and Chief Financial Officer, Aetna Inc.

The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Rajan Parmeswar	Date:	July 29, 2010
Rajan Parmeswar
Vice President, Controller and Chief Accounting Officer, Aetna Inc.

The undersigned does hereby accept its appointment as attorney-in-fact by each of the individuals who executed the within instrument in the State of New York.

/s/ Judith H. Jones	Date:	July 29, 2010
Judith H. Jones
Vice President and Corporate Secretary

ACKNOWLEDGMENT OF AGENT:

STATE OF NEW YORK	COUNTY OF NEW YORK	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Joseph M. Zubretsky, Executive Vice President and Chief Financial Officer of Aetna Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument for the purposes therein contained.

/s/ Melany A. Lynch
(Signature of Notary Public)

ACKNOWLEDGMENT OF AGENT:

STATE OF CONNECTICUT	COUNTY OF HARTFORD	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Rajan Parmeswar, Vice President, Controller and Chief Accounting Officer of Aetna Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument for the purposes therein contained.

/s/ Allison S. MacInnis
(Signature of Notary Public)

ACKNOWLEDGMENT OF AGENT:

STATE OF CONNECTICUT	COUNTY OF HARTFORD	ss.:

On the 29th day of July in the year 2010 before me, the undersigned, a Notary Public in and for said State, personally appeared Judith H.  Jones, Vice President and Corporate Secretary of Aetna Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument for the purposes therein contained.

/s/ Melany A. Lynch
(Signature of Notary Public)